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 T. ROWE PRICE
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 State Tax-Free Income Trust

    Florida Insured Intermediate Tax-Free Fund

 Reflecting the result of shareholder votes at the fund's annual meeting on October 15, 1998, the fund's objective will be amended to remove the requirement to invest primarily in insured bonds. This change was recommended by the fund's management and board of directors to give the portfolio managers more flexibility in selecting bonds. Broader diversification of assets typically reduces volatility and may increase opportunities available to the fund. The word "insured" will be omitted from the fund's name, and its new abbreviation for newspaper listings will be FL Inter.

 Supplement to prospectus dated July 1, 1998
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 Effective November 1, 1998, the changes noted below are being made to the prospectus.

 Fund Name: Florida Intermediate Tax-Free Fund

 Inside front cover: The existing paragraphs are replaced with the following:

 Strategy
        Invests in high-quality Florida municipal bonds. The fund's average maturity is expected to be between five and 10 years.
 Risk/Reward
        Higher income than a short-term municipal bond fund, but also greater potential for share price declines when interest rates rise.

 Pages 4 and 5: The current questions-and-answers "What is the fund's objective and investment program?" and "What are the fund's credit-quality guidelines?" are replaced with the following:

 What is the fund's objective?
 To provide a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in Florida municipal bonds.

 What is the fund's investment program?
 At least 95% of the bonds purchased by the fund will be rated AAA or AA by at least one national rating organization (Standard & Poor's Corporation, Moody's Investor Service, Inc., or a similar service). Up to 5% may be rated A at the time of purchase. The fund may purchase unrated bonds if T. Rowe Price believes they are of comparable quality. At its discretion, the fund may retain a security whose credit quality is downgraded after purchase. The fund's dollar-weighted average maturity is expected to vary between five and 10 years. An investment in the fund is expected to be exempt from the Florida intangibles personal property tax. (For a detailed discussion of this tax and the fund's eligibility for exemption, please see Useful Information on Distributions and Taxes.)

 Due to seasonal variations or shortages in the supply of suitable Florida securities, and when deemed by T. Rowe Price to be in the fund's best interest, the fund may invest up to 35% of its net assets in a fiscal year in municipal securities that are not exempt from the Florida intangibles property tax. Every effort will be made to minimize such investments.

 Under the question, What are the main risks of investing in municipal bond funds?, the third and fourth sentences of the first paragraph are omitted. The sentences are: "Credit risk should be reduced by the extra protection provided by municipal bond insurance. (For more discussion of municipal bond insurance, please see Investment Policies and Practices.)
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 The date of the above supplement is October 22, 1998.
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                                                                F91-041 10/22/98
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